First Quarter 2013 Earnings Presentation April 30, 2013

* $ in millions * Cautionary Statements & Supplemental Information Forward-Looking Statements Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking. Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek," "should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding the anticipated timing and amount of senior notes to be issued in 2013, the Nicor Gas depreciation study and related legislation, the approval of our infrastructure programs, the rewatering schedule of our storage cavern at Golden Triangle, our expected storage rollout schedule and when we expect to realize the economic value of our storage and transportation portfolios, the demand for new supply sources in the Southeast and our ability to invest in new supply opportunities ,our priorities for 2013 and our 2013 earnings outlook and related expectations and assumptions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation, including changes related to climate change; actions taken by government agencies on rates and other matters, including regulatory approval of new partnerships and infrastructure programs; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals; development project delays; adequacy of supply of diversified vendors; unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures, including the Nicor merger; limits on natural gas pipeline capacity; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including disruptions in the capital markets and lending environment and the current economic uncertainty; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; the outcome of litigation; acts of war or terrorism; and other factors which are provided in detail in our filings with the Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes. Supplemental Information Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Operating margin is a non-GAAP measure calculated as operating revenues minus cost of goods sold and revenue taxes, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of goods sold and revenue taxes are generally passed directly through to customers. In addition, in this presentation, the company presents non-GAAP measures of both its net income and its earnings per share, each adjusted to exclude expenses incurred with respect to the Nicor Inc. (Nicor) merger. As the company does not routinely engage in transactions of the magnitude of the Nicor merger, and consequently does not regularly incur transaction related expenses with correlative size, the company believes presenting net income and EPS excluding Nicor merger expenses provides investors with an additional measure of the company’s core operating performance. Additionally, the company has presented its earnings per share adjusted to exclude the wholesale services segment. EBIT, operating margin, adjusted net income and adjusted EPS should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income, net income attributable to AGL Resources Inc. or EPS as determined in accordance with GAAP. In addition, the company's EBIT, operating margin, adjusted net income and adjusted EPS may not be comparable to similarly titled measures of another company. Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com.

1Q13 GAAP EPS of $1.31 per diluted share; $1.23 excluding Wholesale Services Consolidated EBIT up 14% year-over-year Distribution Operations up 12% Retail Operations up 17% Wholesale Services down 21% Slightly colder-than-normal weather drove $0.03 EPS increase vs. normal and $0.13 EPS increase vs. 1Q12 across distribution and retail businesses FY2013 EPS guidance expectation remains $2.50-$2.70 per diluted share Excluding Wholesale Services, diluted EPS expectation remains $2.40-$2.50 1Q13 Highlights * millions Note: Please review the AGL Resources 10-Q as filed with the SEC on 4/30/2013 for detailed information. Operating Margin, EBIT and Adjusted EPS are non-GAAP measures. Please see the appendix to this presentation or visit the investor relations section of www.aglresources.com for a reconciliation to GAAP. (1) Adjusted for Cost of Goods Sold and revenue tax expenses for Nicor Gas which are passed directly through to customers. (2) Adjusted EPS excludes Nicor-related merger costs of $10 million ($6 million, net of tax) for 1Q12. (3) Adjusted EPS Excluding Wholesale Services excludes Nicor merger related costs in 1Q12 (noted above) as well as EBIT of $15 million ($9 million net of tax) in 1Q13 and $19 million ($12 million net of tax) in 1Q12.

1Q13 EBIT of $218 million, 12% higher vs. 1Q12 Cold weather primary margin driver Nicor Gas weather 34% colder than 1Q12, resulting in $14 million EBIT improvement Nicor Gas weather 5% colder-than-normal, resulting in $2 million benefit vs. normal weather Excluding pass through expenses, O&M expense increased 2% year-over-year Strong non-payroll expense control, offset by higher accrual for incentive compensation for 2013 Customer count stable 4.501 million customers quarter-ended 3/31/13 vs. 4.487 million customers quarter-ended 3/31/12 Distribution Operations * millions Heating Degree Days Source: NOAA

Retail Operations

1Q13 Financial Performance Summary

in millions	1Q13	1Q12	Change
Total Operating Revenues	$ 302	$ 263	15%
Operating Margin	**107**	**97**	**10%**
O&M	31	32	(3)%
D&A	5	4	25%
Taxes (other than income taxes)	1	1	nm
Total Operating Expenses, exc. COG	**37**	**37**	0%
Operating Income	**70**	**60**	17%
Other income	-	-	nm
EBIT	**$ 70**	**$ 60**	**17%**

Note: Noncontrollinginterest distributionto 15% SouthStar JV partnerwas $10 millionin 1Q13 and$9 millionin 1Q12.

Heating Degree Days



1,600
1,400
1,200
1,000
800
600
400
200
-
Source: NOAA
Georgia
1Q 10-Year Average
1Q12
1Q13

- **1Q13 EBIT of $70 million, 17% higher vs. 1Q12**
- **Primary margin drivers**
  - Georgia weather 49% colder than 1Q12, resulting in $10 million EBIT improvement
  - Georgia weather 1% colder-than-normal, resulting in $4 million benefit vs. normal weather
  - Addition of 500,000 warranty contracts acquired 1/31/13 increased EBIT by $1 million year-over-year
- **O&M expense down 3% year-over-year**
- **Customers and contracts:**
  - Georgia market share stable at 32%
  - Retail services contracts up 66% year-over-year, due mainly to addition of warranty contracts noted above

AGL Resources

5

1Q13 EBIT of $15 million, 21% lower vs. 1Q12 Commercial activity of $50 million higher than 1Q12 of $24 million, driven primarily by the physical withdrawal of storage economically hedged at the end of 2012 Higher commercial activity offset by: Storage hedge losses of $17 million in 1Q13 vs. storage hedge gains of $19 million in 1Q12, and Hedge losses of $4 million compared to hedge gains of $9 million in 1Q12 related to natural gas transportation positions Storage rollout schedule was $34 million as of 3/31/13 vs. $19 million at 3/31/12 O&M expense flat year-over-year Market fundamentals remain challenging with low natural gas price volatility and narrow storage spreads Wholesale Services * millions Operating Margin Components 4Q12

1Q13 EBIT of $2 million vs. 1Q12 EBIT of $3 million Decline driven primarily by higher depreciation, property taxes, storage expenses and outside services due to new facilities in service vs. 1Q12 Market fundamentals remain challenging with unfavorable recontracting rates Uncontracted capacity being managed in-house via park and loan transactions and other services until market conditions improve to support term contracts Midstream Operations * millions Contracted Storage Summary as of 4/1/13 Subscribed firm capacity includes 1.5 Bcf at Jefferson Island and 2 Bcf at GTS that are contracted by Sequent. Cavern 1 at GTS (6 Bcf) undergoing rewater throughout most of 2013.

1Q13 EBIT of $2 million vs. 1Q12 EBIT of $1 million Increase primarily driven by: Improved twenty-foot-equivalent unit (TEU) volumes, offset by lower rates Lower depreciation and amortization expense, due in part to the finalization of purchase accounting adjustments related to the Nicor transaction TEU shipments up 10% vs. 1Q12 due to market share expansion and modest improvement in economic conditions TEU rates down modestly year-over-year due to ongoing surplus capacity, changes in cargo mix and competition Cargo Shipping * millions

Solid balance sheet with significant opportunity to fund capital requirements Good access to capital markets Company credit metrics support solid, investment-grade ratings $4.4 billion debt outstanding Long-term debt $3.3 billion Current portion of long-term debt is $0.2 billion Short-term debt of $0.9 billion Debt to Cap Ratio: 54% Issuance of $500 million of senior unsecured notes expected in 2Q13, which will refinance the $225 million April maturity and term out some of the permanent capital position in our short-term debt portfolio Balance Sheet Highlights * millions

Regulatory and Legislative Update * Illinois - Depreciation study underway and expected to be filed with the Illinois Commerce Commission later this year either under existing rules or under modified rules should pending legislation pass New Jersey - AIR regulatory infrastructure program filing in New Jersey pending with a ruling expected in the second half of 2013 Georgia - STRIDE Update Ruling expected from the Georgia Commission in June 2013 on i-VPR proposal filed in November 2012 related to vintage plastic pipeline replacement Expect to file updated forecast of and three year construction/investment program for infrastructure requirements under i-SRP (Integrated System Reinforcement Program) and i-CGP (Integrated Customer Growth Program in August 2013; Decision expected by November 1

Northeastern Basis 1Q13 * Source: Gas Daily

AGL Resources - 2013 Priorities Invest necessary capital to maintain and enhance system reliability Remain a low-cost leader within the industry Opportunistically expand system and capitalize on potential customer conversions Maintain margins in Georgia and Illinois while continuing to expand into other profitable retail markets Integrate new retail services business and expand reach Maximize strong storage and transportation rollout value created in 2012 Effectively perform on existing asset management agreements and expand customers Bring cost structure in line with market fundamentals Optimize storage portfolio, including expiring contracts Complete GTS Cavern 1 re-water and place back into service Pursue land-based LNG transportation opportunities Effectively control expenses and focus on capital discipline in each of our business segments Maximize vessel and container utilization and improve margin per TEU Prudently deploy capital investment and diligently manage operating costs Distribution Expenses Wholesale Midstream Shipping Retail *

Appendix *

Debt Maturities * millions redeemed millions

Rate Case History

Utility	Last Rate Case	Key Outcomes	Agreements on Rate Case Stay Outs
Nicor Gas	Mar. 2009	• $80 million rate increase • Bad debt rider approved in February 2010 providing recovery from (or credit to) customers the difference of actual expense and $63 million benchmark • Rate case reset heating degree days from 5,830 to 5,600	Stay out concludes Dec. 2014
Atlanta Gas Light	Oct. 2010	• $26.7 million rate increase approved • Included ~$10 million in new customer service and safety programs • Adopted new acquisition synergy sharing policy	None
Virginia Natural Gas	Dec. 2011	• $11 million rate increase in base rates • Recovery of $3.1 million in costs previously recovered through base rates now recovered through PGA • Approval to recover gas portion of bad debts through the PGA	None
Elizabethtown Gas	Dec. 2009	• $3 million rate increase • New depreciation rates decreased expense $5 million • Two-year rate freeze concluded in 2011	None
Florida City Gas	Feb. 2004	• $7 million rate increase • Approval in late 2007 to include acquisition adjustment amortization expense in operating income and acquisition adjustment asset balance in rate base for regulatory surveillance reporting purposes • 2007 approval included a 5-year stay-out provision	None
Chattanooga Gas	May 2010	• Instituted new rate design that encourages customer conservation • First decoupled rate design for TN utility • New depreciation rates decreased expense of $2 MM annually	None

GAAP Reconciliation * The following table sets forth a reconciliation of AGL Resources’ operating margin to operating income and earnings before interest and taxes (EBIT) to earnings before income taxes, net income to net income attributable to AGL for the three months ended March 31, 2013 and 2012.

GAAP Reconciliation * The following tables set forth a reconciliation of AGL Resources’ Statement of Income to earnings before interest and taxes (EBIT) by segment for the quarter ended March 31, 2013.

GAAP Reconciliation * The following tables set forth a reconciliation of AGL Resources’ Statement of Income to earnings before interest and taxes (EBIT) by segment for the quarter ended March 31, 2012.

GAAP Reconciliation * The following tables set forth a reconciliation of AGL Resources’ Basic and Diluted earnings per share – as reported (GAAP) to Basic and Diluted earnings per share – as adjusted (Non-GAAP; excluding Nicor merger costs in 2012 and excluding wholesale services in 2013 and 2012), for the three months ended March 31, 2013 and 2012.

GAAP Reconciliation * Reconciliations of operating margin, EBIT, adjusted net income and adjusted EPS are available in our quarterly reports (Form 10-Q) and annual reports (Form 10-K) filed with the Securities and Exchange Commission and on the Investor Relations section of our website at www.aglresources.com. Our management evaluates segment financial performance based on operating margin and EBIT, which includes the effects of corporate expense allocations. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure. Items that are not included in EBIT are income taxes and financing costs, including debt and interest, each of which the company evaluates on a consolidated basis. The company believes EBIT is a useful measurement of its performance because it provides information that can be used to evaluate the effectiveness of its businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. We also use EBIT internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-looking EBIT are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT projections to investors. We are unable to reconcile our forward-looking EBIT business segment guidance to GAAP net income, because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP. Operating margin is a non-GAAP measure calculated as revenues minus cost of goods sold and revenue taxes, excluding operation and maintenance expense, depreciation and amortization, certain taxes other than income taxes and the gain or loss on the sale of assets, if any. These items are included in our calculation of operating income. We believe operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of goods sold and revenue taxes are generally passed directly through to customers. We present our net income and our EPS excluding expenses incurred with respect to the merger with Nicor. As we do not routinely engage in transactions of the magnitude of the Nicor merger, and consequently do not regularly incur transaction related expenses of correlative size, we believe presenting our EPS excluding Nicor merger expenses provides investors with an additional measure of our core operating performance. The company also uses a non-GAAP measure when it presents its EPS adjusted to exclude the wholesale services segment. EBIT, operating margin, adjusted net income and adjusted EPS should not be considered as alternatives to, or more meaningful indicators of, our operating performance than operating income, net income attributable to AGL Resources Inc. or EPS as determined in accordance with GAAP. In addition, our EBIT, operating margin, adjusted net income and adjusted EPS may not be comparable to similarly titled measures of another company. We believe these financial measures are useful to investors because they provide an alternative method for assessing the Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations. The presentation of these financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.